UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 6, 2018

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Tempur Way
Lexington, Kentucky 40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 6, 2018, the Board of Directors (the “Board”) of Tempur Sealy International, Inc. (the “Company”) appointed Cathy R. Gates to serve as a director, with a term expiring at the Company’s Annual Meeting of Stockholders for the year 2019. There are no agreements or understandings between Ms. Gates and any other person pursuant to which she was appointed to the Board. Neither Ms. Gates nor her immediate family has been a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Prior to her retirement in June 2017, Ms. Gates served as an Assurance Partner at Ernst & Young LLP in Tulsa, Oklahoma. From 2008 until 2017, she served as the Managing Partner of that office. Ms. Gates began working at Ernst & Young LLP in 1986, and during her tenure there worked with both public and privately-held clients throughout the southwestern United States in the retail/consumer products, transportation, manufacturing and contract drilling industries. Ms. Gates’ areas of expertise include working with internal audit departments, coordinating financial statement audits, accounting and financial reporting. She currently serves on the Tulsa Area United Way Board of Directors and the Walton College of Business Dean’s Executive Advisory Board at the University of Arkansas. She previously served on the Tulsa Regional Chamber of Commerce Board of Directors and the Tulsa Komen Race for the Cure Board of Directors. Ms. Gates holds a Masters of Science in Accounting from the University of Arkansas. Ms. Gates brings a wealth of experience in auditing, accounting and financial reporting to the Company’s Board of Directors through her past experience gained as an Assurance and Managing Partner of Ernst & Young LLP.

In connection with Ms. Gates’ appointment to and service on the Board and consistent with the compensation arrangements for non-employee directors as further described under the heading “Director Compensation” in the Company’s 2018 Proxy Statement filed with the United States Securities and Exchange Commission on March 26, 2018, Ms. Gates will receive an annual cash retainer, annual equity award grant and reasonable expense reimbursement for her service on the Board, with the value of the cash retainer and equity award reduced to 83.33% of the annual retainer and equity award to reflect pro ration for the period between July 6, 2018 and the 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2018

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer